CORNERCAP GROUP OF FUNDS

CORNERCAP BALANCED FUND
CORNERCAP SMALL-CAP VALUE FUND
CORNERCAP LARGE/MID-CAP VALUE FUND

Supplement dated December 3, 2020 to the Prospectus dated August 1, 2020

On December 3, 2020, the Board of Trustees (“Board”) of CornerCap Group of Funds (the “Trust”) approved a Plan of Liquidation and Dissolution (the “Plan”) with respect to the CornerCap Large/Mid-Cap Value Fund and CornerCap Balanced Fund (each, a “Fund” and together, the “Funds”) pursuant to which the assets of each Fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of each Fund will be distributed to their respective shareholders. The Funds’ investment adviser, CornerCap Investment Counsel, Inc. (the “Adviser”), recommended that the Board approve the Plan, and the Board concluded that it is in the best interest of each Fund’s shareholders to liquidate the Funds pursuant to the Plan.

In anticipation of the liquidation, each Fund will stop accepting purchases into the Fund as of the date of this supplement. Each Fund is expected to continue to pursue its investment strategy in the ordinary course of business until February 26, 2021. Thereafter, each Fund is expected to begin its process of converting its portfolio investments to cash. As a result, the Funds are not expected to pursue their respective investment objectives after February 26, 2021. Reinvestment of dividends on existing shares in accounts which have selected that option will continue until the Liquidation Date (defined below).

On or around March 31, 2021 (the “the Liquidation Date”), each Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the applicable Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and thereafter the Funds will be terminated and dissolved.

For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of a Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares before the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses before the Liquidation Date. Shares in tax deferred accounts may be subject to certain rules that require that any proceeds from the Fund’s liquidation be reinvested within a certain time period (e.g., within 60 days) to preserve their tax-deferred status and avoid adverse tax consequences, including penalties. If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss your Fund’s liquidation and determine its tax consequences.

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For more information, please contact a Fund customer service representative toll free at
(888) 813-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.